Exhibit 10.9

EXECUTION VERSION

FIRST AMENDMENT TO MEZZANINE LOAN AND SECURITY AGREEMENT (SECOND MEZZANINE)

THIS FIRST AMENDMENT TO MEZZANINE LOAN AND SECURITY AGREEMENT (SECOND MEZZANINE) (this “Amendment”), dated as of January 3, 2014 (the “Effective Date”), is made by and between NEW PRP MEZZ 2, LLC, a Delaware limited liability company (“Borrower”), OSI HOLDCO I, INC., a Delaware corporation (“Guarantor”) and ANNALY CRE HOLDINGS LLC (formerly known as CreXus S Holdings LLC), a Delaware limited liability company (together with its successors and assigns, “Lender”), as secured party. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement (defined below).
RECITALS
A.    Bank of America, N.A. (“Bank of America”) and German American Capital Corporation, a Maryland corporation (“GACC”, and together with Bank of America, “Original Lender”), made a loan (the “Second Mezzanine Loan”) to Borrower in the original principal amount of $87,600,000.00, evidenced by that certain Mezzanine Note (Second Mezzanine) (the “Note”), dated as of March 27, 2012, and that certain Mezzanine Loan and Security Agreement (Second Mezzanine) dated as of March 27, 2012 (the “Loan Agreement”) by and between Borrower and Original Lender.
B.    To secure the repayment of the Notes, Borrower, among other things, executed and delivered to Original Lender that certain Pledge and Security Agreement (Second Mezzanine), dated as of March 27, 2012 (the “Pledge”), encumbering 100% of the direct issued and outstanding limited liability company interests in New PRP Mezz 1, LLC, a Delaware limited liability company (the “First Mezzanine Borrower”). The Second Mezzanine Loan is further evidenced or secured by various other documents executed by Borrower and others in favor of Original Lender, including, but not limited to, that certain Guaranty of Recourse Obligations (Second Mezzanine) dated as of March 27, 2012 (the “Guaranty”), executed by Guarantor (such other loan documents, including the Guaranty, together with the Note, the Loan Agreement, and the Pledge, the “Second Mezzanine Loan Documents”).
C.    Lender is the holder of the Note pursuant to that Assignment and Assumption Agreement (Second Mezzanine Loan), dated March 27, 2012, between Original Lender and Lender (the “Assignment”).
D.    Borrower has requested that the definition of Fiscal Year and Fiscal Quarter in the Loan Agreement be amended to accommodate a 52/53 week financial reporting structure and other amendments related thereto (such amendments, as more expressly set forth Section 1.1 below, the “Fiscal Year Modifications”), and Lender has agreed to consent to such Fiscal Year Modifications, subject to the terms and conditions provided herein.
E.    Borrower has requested that certain reporting obligations of Borrower under the Second Mezzanine Loan Documents be amended to permit certain financial statements to be provided to Lender on a consolidated basis and other amendments related thereto (such amendments, as more expressly set forth in Section 1.2 below, the “Reporting Modifications” and collectively with the Fiscal Year Modifications, the “Modifications”).
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Modifications.
1.1    Fiscal Year Modifications. Borrower and Lender hereby agree that on and after the Conversion Date (as defined below), the Second Mezzanine Loan Documents shall be modified as follows:
(a)The following definitions are added to Section 1.1 of the Loan Agreement:

“Conversion Date” shall mean January 1, 2014 or such later date for Borrower’s conversion to a fifty-two (52) / fifty-three (53) week financial reporting structure as may be specified in writing delivered by Borrower to Lender prior to January 1, 2014.
“Fiscal Month” shall mean a length of time equal to either four (4) or five (5) weeks, each week being Monday through Sunday.
(b)The definition of “Fiscal Quarter” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“Fiscal Quarter” shall mean each thirteen (13) week period ending on a Sunday during each Fiscal Year, with the first Fiscal Quarter of each calendar year commencing on the first calendar day of the Fiscal Year; provided that the first Fiscal Quarter of the 2014 Fiscal Year shall commence on the Conversion Date. Each Fiscal Quarter will consist of thirteen (13) weeks, with two four (4) week periods followed by one five (5) week period, except for the period in which the Conversion Date falls.”
(c)The definition of “Fiscal Year” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“Fiscal Year” shall mean a fifty-two (52) or fifty-three (53) week year commencing on the calendar day immediately following the last day of the prior Fiscal Year and ending on the last Sunday in December; provided that the 2014 Fiscal Year shall be the year commencing on January 1, 2014 and ending on December 28, 2014.
(d)The words “fiscal year” in the first full sentence of Section 11.1 of the Loan Agreement are hereby deleted and replaced with the words “Fiscal Year”.

(e)The lead-in paragraph to Section 11.2.1 is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

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Commencing with the first Fiscal Month after the Conversion Date, not later than thirty (30) days following the end of such Fiscal Month and each Fiscal Month thereafter, Borrower shall, or shall cause First Mezzanine Borrower, or shall cause First Mezzanine Borrower to cause Mortgage Borrower to, or cause Master Lessee or Asset Manager to, deliver to Lender the following with respect to such month and each subsequent Fiscal Month.
(f)The words “fiscal quarter” in clause (c) of Section 11.2.3 of the Loan Agreement are hereby deleted and replaced with the words “Fiscal Quarter”

(g)The words “fiscal year” in clause (i) of Section 16.1 of the Loan Agreement are hereby deleted and replaced with the words “Fiscal Year”.

(h)Clause (i) of Section 9(b) of the Guaranty is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

(i)within 120 days after the end of each Fiscal Year of Guarantor, a complete copy of Guarantor’s audited annual financial statements certified by an Independent Accountant, prepared in accordance with GAAP and the requirements of Regulation AB, including statements of income and expense and cash flow and a balance sheet for Guarantor, together with a certificate of the chief financial officer of Guarantor (A) during any period for which the Guarantor Net Worth Requirements are applicable to Guarantor, setting forth in reasonable detail Guarantor’s Net Worth as of the end of such prior Fiscal Year and based on such annual financial statements, and (B) certifying to the best of such chief financial officer’s knowledge, that such annual financial statements fairly present the financial condition and results of the operations of Guarantor;
(i)    Clause (ii) of Section 9(b) of the Guaranty is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

(ii)    within 60 days after the end of each Fiscal Quarter of Guarantor other than the last Fiscal Quarter of each Fiscal Year, financial statements (including a balance sheet as of the end of such Fiscal Quarter and a statement of income and expense for such Fiscal Quarter) certified by the chief financial officer of Guarantor and in form, content, level of detail and scope reasonably satisfactory to Lender, together with a certificate of the chief financial officer of Guarantor (A) during any period for which the Guarantor Net Worth Requirements are applicable to Guarantor, setting forth in reasonable detail Guarantor’s Net Worth as of the end of such prior Fiscal Quarter and based on the foregoing quarterly financial statements, and (B) certifying to the best of such chief financial officer’s knowledge, that such quarterly financial statements fairly present the financial condition and results of the operations of Guarantor in a manner consistent with GAAP and the requirements of Regulation AB; and

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(j)All references to “Fiscal Quarter” or “fiscal quarter” in any Second Mezzanine Loan Documents (other than the Guaranty and the Loan Agreement) shall be references to “Fiscal Quarter” as defined in Section 1.1(b) above.

(k)All references to “Fiscal Year” or “fiscal year” in any Second Mezzanine Loan Documents (other than the Guaranty and the Loan Agreement) shall be references to “Fiscal Year” as defined in Section 1.1(c) above.

1.2    Reporting Modifications. Borrower and Lender hereby agree that on and after the Effective Date, the Second Mezzanine Loan Documents shall be modified as follows:
(a)Clause (B) of Section 11.2.1 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

(B)    internally prepared, unaudited financial statements of Borrower, on a consolidated basis, for such month and, to the extent available, the Fiscal Year to date, which financial statements shall (x) be accompanied by consolidating statements that present in reasonable detail the difference between the information relating to Borrower, on the one hand, and the information relating to each of First Mezzanine Borrower and Mortgage Borrower separately, on the other hand and (y) include, to the extent available, a comparison with the results of for the corresponding month of the prior Fiscal Year and for the corresponding month of the prior Fiscal Year; and
(b)Clause (B) of Section 11.2.2 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

(B)    internally prepared, unaudited financial statements of Borrower, on a consolidated basis, for such quarter and, to the extent available, the Fiscal Year to date, which financial statements shall (x) be accompanied by consolidating statements that present in reasonable detail the difference between the information relating to Borrower, on the one hand, and the information relating to each of First Mezzanine Borrower and Mortgage Borrower separately, on the other hand and (y) include, to the extent available, a comparison with the results of for the corresponding quarter of the prior Fiscal Year and for the corresponding quarter of the prior Fiscal Year; and
(c)The words “Borrower, Mortgage Borrower” in clause (B) of Section 11.2.3 of the Loan Agreement is hereby deleted and replaced with the words “Borrower, on a consolidated basis,”.

(d)The last full paragraph of Section 11.2.3 of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

Notwithstanding the foregoing, (x) the obligations in Section 11.2.2(C) and 11.2.3(B) with respect to delivery of Master Lease Guarantor financial statements may be satisfied by furnishing (A) the applicable financial statements of Guarantor (or any direct or indirect parent of Guarantor) or (B) Master Lease

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Guarantor’s or Guarantor’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of the preceding clauses (A) and (B), (i) to the extent such information relates to Guarantor (or a parent thereof), such information is accompanied by consolidating statements that present in reasonable detail the differences between the information relating to Guarantor (or such parent), on the one hand, and the information relating to Master Lease Guarantor on a stand-alone basis, on the other hand, and (ii) to the extent such information is in lieu of information required to be provided under Section 11.2.3(B), such materials shall be accompanied by a report and opinion of such Person’s auditors, which report and opinion shall be prepared in accordance with generally accepted auditing standards; and (y) the financial statements of Borrower required to be delivered pursuant to Section 11.2.3(B) shall be accompanied by consolidating statements that present in reasonable detail the difference between the information relating to Borrower, on the one hand, and the information relating to each of First Mezzanine Borrower and Mortgage Borrower separately, on the other hand, provided that such consolidating information shall not be audited but shall be accompanied by a report of Borrower’s auditors prepared in accordance with generally accepted auditing standards which shall confirm that the consolidating information was fairly stated, in all material respects, in relation to the consolidated financial statements of Borrower taken as a whole.
2.    Ratification; Release of Lender. Except for the specific modification set forth above, nothing herein shall be deemed to be a consent to or waiver or amendment of any covenant or agreement contained in the Loan Agreement or any Second Mezzanine Loan Document, and all covenants and agreements contained in the Loan Agreement and the other Second Mezzanine Loan Documents, as modified hereby, are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms. Borrower hereby expressly ratifies and confirms all of its representations, warranties, covenants and obligations under the Second Mezzanine Loan Documents and hereby acknowledges and agrees that neither this Amendment nor the Modifications shall release or otherwise affect any liability of Borrower under the Second Mezzanine Loan Documents, as modified hereby. Borrower hereby ratifies and confirms that the Second Mezzanine Loan Documents, as modified hereby, represent the valid obligations of Borrower, enforceable and collectible against Borrower in accordance with their terms, subject to bankruptcy, creditor’s rights and principles of equity and the implied covenants of good faith and fair dealing. Borrower does hereby release any and all claims, counterclaims, defenses, affirmative defenses, and other rights of setoff of which it has actual knowledge against Lender, its officers, directors, employees and agents (the “Released Parties”) relating to acts, events, conduct, or other matters occurring at or prior to the date hereof, that Borrower might otherwise have been entitled to assert or allege against the Released Parties for any reason under or in connection with the Second Mezzanine Loan or the Second Mezzanine Loan Documents.
3.    Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Lender as of the Effective Date as follows:

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(a)All reports, documents, instruments and information with respect to Borrower, any First Mezzanine Borrower, Mortgage Borrower or the Property delivered to Lender by Borrower in connection with the Modifications are correct in all material respects and sufficiently complete to give Lender accurate knowledge of the subject matter thereof, and do not, to Borrower’s knowledge, contain any misrepresentation of a material fact or omission of a material fact which omission make the provided information misleading as of the date made in light of the circumstances in which such report, document, instrument or information was delivered to Lender.

(b)No Event of Default exists or is continuing.

(c)Each financial statement with respect to Borrower delivered to Lender under the Loan Agreement (i) has been delivered with respect to Borrower on a consolidated basis with First Mezzanine Borrower and Mortgage Borrower, (ii) is materially complete and correct as of the date made for the reporting period covered by such statement, (iii) presents fairly the financial condition of Borrower on such consolidated basis, and (iv) has been prepared in accordance with GAAP or other accounting standards acceptable to Lender. Since the date of the quarterly report for the 3rd Quarter of 2013, there has been no material adverse change in the financial condition of Borrower.

(d)Borrower is not currently the subject of any completed or pending bankruptcy, reorganization or insolvency proceeding.

(e)Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Second Mezzanine Loan or the Second Mezzanine Loan Documents.

(f)The person executing this Amendment on behalf of Borrower is authorized to do so and, when signed, this Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, subject to bankruptcy, creditor’s rights and principles of equity and the implied covenants of good faith and fair dealing.

Borrower understands and intends that Lender will rely on the representations and warranties contained herein.

4.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed signature page hereto.
5.    Governing Law. This Amendment and the rights and obligations of the parties hereto and their successors and assigns shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York.
6.    No Impairment of Lien. Nothing set forth herein shall affect the priority or extent of the lien created by the Security Instruments or any of the other Second Mezzanine Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Amendment may become liable, primarily or

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secondarily, under the Second Mezzanine Loan Documents. Except as expressly modified hereby, the Notes, the Loan Agreement, the Pledge, the Guaranty and the other Second Mezzanine Loan Documents remain unchanged, are hereby ratified and reaffirmed in all respects and shall remain in full force and effect. Nothing herein shall be construed to constitute a novation of the Second Mezzanine Loan or of any of the Second Mezzanine Loan Documents. The execution and delivery hereof and the Modifications provided for herein shall in no way extinguish, release, modify, reduce, impair or terminate any of the obligations or liabilities of Guarantor under the terms of the Guaranty.
7.    Miscellaneous.
(a)    If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect.
(b)    No change or modification of this Amendment shall be valid unless the same is in writing and signed by all parties hereto.
(c)    The captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof.
(d)    This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
(e)    THIS AMENDMENT AND THE SECOND MEZZANINE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
8.    Expenses/Modification Fee. Borrower shall reimburse Lender for all of Lender’s reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, Rating Agency fees and reasonable attorneys’ fees and costs. Borrower shall be solely responsible for its own costs and expenses, including attorneys’ fees, in connection with this Amendment, the Modifications and the transactions contemplated hereby.
9.    Financial Reporting. Lender acknowledges and agrees that (a) all financial reports delivered to Lender under the Loan Agreement, the Master Lease or the Guaranty for periods preceding the Conversion Date (as defined in Section 1.1(a) above) have been or shall be provided utilizing the calendar month and the definition for “Fiscal Year” and “Fiscal Quarter” set forth in the Loan Agreement prior to giving effect to this Amendment, (b) all financial reports to be delivered to Lender under the Loan Agreement, the Master Lease or the Guaranty for periods after the Conversion Date shall be provided utilizing the Fiscal Month and the definition for “Fiscal Year” and “Fiscal Quarter” as set forth in Section 1 of this Amendment, and (c) any comparisons to be delivered to Lender under the Loan Agreement, the Master Lease or the

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Guaranty between a period preceding the Conversion Date and a period after the Conversion Date shall not be required to compare periods of the same length.
10.    Master Lease Amendment. Lender hereby consents to Mortgage Borrower and Master Lessee entering into an amendment to the Master Lease modifying the terms of the Master Lease consistent with the Modifications.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:	NEW PRP MEZZ 2, LLC
a Delaware limited liability company

	By:	/s/ Joseph J. Kadow
	Name:	Joseph J. Kadow
	Title:	Executive Vice President

GUARANTOR:	OSI HOLDCO I, INC., a Delaware corporation

	By:	/s/ Joseph J. Kadow
	Name:	Joseph J. Kadow
	Title:	Executive Vice President

LENDER:	ANNALY CRE HOLDINGS LLC, a Delaware limited liability company

	By:	/s/ Kevin J. Riordan
	Name:	Kevin J. Riordan
	Title:	Managing Director

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